Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2017 and 2016.

Quarter Ended September 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$226.2	$350.9	$98.1	$38.3	$6.5	$(1.7)	$718.3
Depreciation and amortization	8.1	15.2	4.0	2.4	0.7	0.7	31.1
Cost of sales and selling and administrative	165.3	209.3	88.8	30.1	7.4	27.6	528.5
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Other operating credits and charges, net	—	—	—	—	—	(0.9)	(0.9)
Total operating costs	173.4	224.5	92.8	32.5	8.1	28.1	559.4
Income (loss) from operations	52.8	126.4	5.3	5.8	(1.6)	(29.8)	158.9
Total non-operating expense	—	—	—	—	—	(2.6)	(2.6)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	52.8	126.4	5.3	5.8	(1.6)	(32.4)	156.3
Provision for income taxes	—	—	—	—	—	46.4	46.4
Equity in income of unconsolidated affiliates	—	—	(1.0)	—	—	—	(1.0)
Income (loss) from continuing operations	$52.8	$126.4	$6.3	$5.8	$(1.6)	$(78.8)	$110.9
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$52.8	$126.4	$6.3	$5.8	$(1.6)	$(78.8)	$110.9
Provision for income taxes	—	—	—	—	—	46.4	46.4
Interest expense, net of capitalized interest	—	—	—	—	—	4.9	4.9
Depreciation and amortization	8.1	15.2	4.0	2.4	0.7	0.7	31.1
EBITDA from continuing operations	60.9	141.6	10.3	8.2	(0.9)	(26.8)	193.3
Stock-based compensation expense	0.2	0.2	0.1	—	—	1.5	2.0
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(2.9)	(2.9)
Other operating credits and charges, net	—	—	—	—	—	(0.9)	(0.9)
Adjusted EBITDA from continuing operations	$61.1	$141.8	$10.4	$8.2	$(0.9)	$(28.4)	$192.2
Adjusted EBITDA Margin	27.0%	40.4%	10.6%	21.4%	(13.8)%	NA	26.8%

Quarter Ended September 30, 2016 (Dollar amounts in millions)	Siding		OSB	EWP	South America	Other	Corporate	Total
Net Sales	$194.8		$282.1	$80.7	$31.7	$7.6	$(0.5)	$596.4
Depreciation and amortization	6.3		15.3	3.8	2.5	0.9	0.8	29.6
Cost of sales and selling and administrative	153.3		199.4	78.3	25.9	7.1	25.6	489.6
Loss on sale or impairment of long lived assets, net	—		—	—	—	—	0.3	0.3
Other operating credits and charges, net	—		—	—	—	—	—	—
Total operating costs	159.6		214.7	82.1	28.4	8.0	26.7	519.5
Income (loss) from operations	35.2		67.4	(1.4)	3.3	(0.4)	(27.2)	76.9
Total non-operating expense	—		—	—	—	—	(20.2)	(20.2)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	35.2		67.4	(1.4)	3.3	(0.4)	(47.4)	56.7
Benefit for income taxes	—		—	—	—	—	(7.5)	(7.5)
Equity in income of unconsolidated affiliates	—		—	(1.4)	—	—	—	(1.4)
Income (loss) from continuing operations	$35.2		$67.4	$—	$3.3	$(0.4)	$(39.9)	$65.6
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$35.2		$67.4	$—	$3.3	$(0.4)	$(39.9)	$65.6
Benefit for income taxes	—		—	—	—	—	(7.5)	(7.5)
Interest expense, net of capitalized interest	—		—	—	—	—	9.0	9.0
Depreciation and amortization	6.3		15.3	3.8	2.5	0.9	0.8	29.6
EBITDA from continuing operations	41.5		82.7	3.8	5.8	0.5	(37.6)	96.7
Stock-based compensation expense	0.2		0.3	0.2	—	—	2.5	3.2
Loss on sale or impairment of long lived assets, net	—		—	—	—	—	0.3	0.3
Investment income	—		—	—	—	—	(2.5)	(2.5)
Loss on early debt extinguishment	—	—	—	—	—	—	13.2	13.2
Other operating credits and charges, net	—		—	—	—	—	—	—
Adjusted EBITDA from continuing operations	$41.7		$83.0	$4.0	$5.8	$0.5	$(24.1)	$110.9
Adjusted EBITDA Margin	21.4%		29.4%	5.0%	18.3%	6.6%	NA	18.6%

Nine Months Ended September 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$671.2	$944.3	$274.4	$114.8	$22.3	$(3.7)	$2,023.3
Depreciation and amortization	23.7	44.8	11.6	6.8	2.1	2.3	91.3
Cost of sales and selling and administrative	506.0	610.1	254.6	91.6	22.9	79.7	1,564.9
Gain on sale or impairment of long lived assets, net				—	—	(1.8)	(1.8)
Other operating credits and charges, net		—	—	—	—	4.5	4.5
Total operating costs	529.7	654.9	266.2	98.4	25.0	84.7	1,658.9
Income (loss) from operations	141.5	289.4	8.2	16.4	(2.7)	(88.4)	364.4
Total non-operating expense	—	—	—	—	—	(10.0)	(10.0)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	141.5	289.4	8.2	16.4	(2.7)	(98.4)	354.4
Provision for income taxes	—	—	—	—	—	97.9	97.9
Equity in income of unconsolidated affiliates	—	—	(3.8)	—	—		(3.8)
Income (loss) from continuing operations	$141.5	$289.4	$12.0	$16.4	$(2.7)	$(196.3)	$260.3
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$141.5	$289.4	$12.0	$16.4	$(2.7)	$(196.3)	$260.3
Provision for income taxes	—	—	—	—	—	97.9	97.9
Interest expense, net of capitalized interest	—	—	—	—	—	14.8	14.8
Depreciation and amortization	23.7	44.8	11.6	6.8	2.1	2.3	91.3
EBITDA from continuing operations	165.2	334.2	23.6	23.2	(0.6)	(81.3)	464.3
Stock-based compensation expense	0.6	0.6	0.2	—	—	6.6	8.0
Gain on sale or impairment of long lived assets, net		—		—	—	(1.8)	(1.8)
Investment income	—	—	—	—	—	(7.2)	(7.2)
Other operating credits and charges, net		—	—	—	—	4.5	4.5
Adjusted EBITDA from continuing operations	$165.8	$334.8	$23.8	$23.2	$(0.6)	$(79.2)	$467.8
Adjusted EBITDA Margin	24.7%	35.5%	8.7%	20.2%	(2.7)%	NA	23.1%

Nine Months Ended June 30, 2016 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$583.3	$751.9	$230.5	$103.2	$20.3	$(5.8)	$1,683.4
Depreciation and amortization	20.7	44.6	10.2	6.6	1.7	2.2	86.0
Cost of sales and selling and administrative	458.7	580.6	226.7	81.3	19.6	70.1	1,437.0
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.0	1.0
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	479.4	625.2	236.9	87.9	21.3	84.7	1,535.4
Income (loss) from operations	103.9	126.7	(6.4)	15.3	(1.0)	(90.5)	148.0
Total non-operating expense	—	—	—	—	—	(31.7)	(31.7)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	103.9	126.7	(6.4)	15.3	(1.0)	(122.2)	116.3
Provision for income taxes	—	—	—	—	—	13.1	13.1
Equity in income of unconsolidated affiliates	—	—	(4.4)	—	—	—	(4.4)
Income (loss) from continuing operations	$103.9	$126.7	$(2.0)	$15.3	$(1.0)	$(135.3)	$107.6
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$103.9	$126.7	$(2.0)	$15.3	$(1.0)	$(135.3)	$107.6
Provision for income taxes	—	—	—	—	—	13.1	13.1
Interest expense, net of capitalized interest	—	—	—	—	—	26.3	26.3
Depreciation and amortization	20.7	44.6	10.2	6.6	1.7	2.2	86.0
EBITDA from continuing operations	124.6	171.3	8.2	21.9	0.7	(93.7)	233.0
Stock-based compensation expense	0.7	0.7	0.5	—	—	7.5	9.4
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.0	1.0
Investment income	—	—	—	—	—	(6.4)	(6.4)
Loss on early debt extinguishment	—	—	—	—	—	13.2	13.2
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Adjusted EBITDA from continuing operations	$125.3	$172.0	$8.7	$21.9	$0.7	$(67.0)	$261.6
Adjusted EBITDA Margin	21.5%	22.9%	3.8%	21.2%	3.4%	NA	15.5%